Exhibit 99.2

 AngioDynamics  Fourth Quarter and Full Year Earnings Presentation  July 16, 2024

 Forward-Looking Statements  2  Notice Regarding Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “projects,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics’ expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2023. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.  In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.  Notice Regarding Non-GAAP Financial Measures  Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported pro forma results, adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

 FY Q4 and Full Year 2024 Key Takeaways  3  COMMERCIAL EXECUTION  +5.3% YoY Pro Forma FY 2024 revenue growth  Second consecutive quarter of double-digit YoY Med Tech growth  68% sequential increase in AlphaVac sales in Q4 2024   ACHIEVED KEY CLINICAL & REGULATORY MILESTONES  Received FDA 510(k) & CE Mark for AlphaVac in Pulmonary Embolism (PE)  OPTIMIZED BUSINESS TO SUPPORT LONG-TERM GROWTH STRATEGY  Sold and discontinued multiple non-core Med Device businesses  Eliminated $50 million of long-term debt and bolstered balance sheet  Settled patent litigation suit with C.R. Bard  INITIATED SHIFT TO OUTSOURCED MANUFACTURING  Process expected to generate $15 million in annual cost savings by FY 2027  Commercial and operational execution in combination with the benefits of our strategic transformation positions AngioDynamics to drive accelerated, profitable growth moving forward

 4  (3.8)% Pro Forma Growth  +11.3%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin  47.4%  64.1%  Med Device  Med Tech  Q4 FY 2024 Financial Snapshot

 5  2.4% Pro Forma Growth  +10.1%  Pro Forma Growth  Segment Revenue Contribution  Segment Gross Margin  47.7%  63.3%  Med Device  Med Tech  FY 2024 Financial Snapshot

 3 Year Strategic Transformation  6  Pursue Larger, Faster Growing Markets  Significantly expanded applicability of Med Tech portfolio through R&D, M&A, and clinical / regulatory initiatives  Drive Portfolio Transformation  Exited and/or divested non-core Med Device businesses to focus resources on growth opportunities  Improve Financial Profile and Capital Structure  Through strategic business development efforts, litigation settlement, and initiation of outsourced manufacturing model, the Company has overhauled its balance sheet and future margin profile  Zero Debt (from $50M)1  $76.1M in cash 1  $15M in Annualized Cost Savings by FY 2027  +233%  1. At May 31, 2024

 Med Tech - Auryon  7  Cumulative sales of over $130M since launch in Sept 2020  Launched Auryon XL Radial Catheter in FY24  CE Mark approval expected in Q1 FY25  Period  Sales  YoY Growth  Q4 2024  $13.0M  12%  FY 2024  $47.1M  16%

 Med Tech - Thrombus Management  8  AlphaVac  Completed APEX-AV IDE study in Pulmonary Embolism (PE) in Q3 FY24  Received FDA 510(k) & CE Mark for PE in Q4 FY24  Delivered sequential growth of 68% in Q4 FY24 over Q3 FY24   Q4 2024  Sales  YoY Growth  AngioVac  $5.9M  (4%)  AlphaVac  $1.9M  7%  Total  $7.8M  (2%)  FY 2024  Sales  YoY Growth  AngioVac  $23.1M  (6%)  AlphaVac  $6.7M  (6%)  Total  $29.8M  (6%)

 Med Tech - NanoKnife  9  Completed enrollment of PRESERVE trial in July of 2023, designed to prove that NanoKnife is a safe and effective treatment for men diagnosed with intermediate risk prostate cancer  Currently conducting 12-month patient follow up  Expect to receive an expanded indication for use in the treatment of prostate tissue by the end of calendar 2024  Q4 2024  Sales  YoY Growth  Disposables  $5.4M  18%  Capital  $2.0M  248%  Total  $7.4M  43%  FY 2024  Sales  YoY Growth  Disposables  $18.0M  16%  Capital  $6.5M  100%  Total  $24.5M  30%

 Med Device  10  Q4 2024  Sales  YoY Growth  Core Peripheral  $19.8M  2%  Venous / EVLT  $6.4M  (11%)  Ports  $9.4M  0%  Solero Microwave  $4.6M  (14%)  Alatus and Isoloc Balloons  $1.1M  (6%)  Habib  $0.5M  (55%)  Total  $41.8M  (3.8)%  Sold Dialysis and BioSentry businesses in June 2023  Sold PICC and Midline product portfolios in February 2024  Discontinued RadioFrequency products in February 2024  Net proceeds from divestitures of over $145 million  Proceeds used to retire all $50 million of outstanding debt and bolster balance sheet  FY 2024  Sales  YoY Growth  Core Peripheral  $76.4M  3%  Venous / EVLT  $26.6M  4%  Ports  $36.3M  7%  Solero Microwave  $19.1M  (2%)  Alatus and Isoloc Balloons  $4.4M  (3%)  Habib  $2.0M  (33%)  Total  $164.8M   2.4%

 Key Operational Milestones  11  C.R. Bard Patent Litigation Settlement  In April of 2024, the Company reached a settlement agreement with Becton, Dickinson and Company (BD) and C. R. Bard, Inc. (Bard), putting an end to a decade-long intellectual property litigation. With this resolution, the Company can now fully dedicate its resources to delivering innovative medical technology solutions and improving patient outcomes.  Initiated Outsourced Manufacturing Transition Process  In January 2024, the Company announced its intention to shift manufacturing operations from a company-owned facility in upstate New York to a fully outsourced model over the next two years  As a result of the shift, the Company expects to realize an approximate $15 million annualized cost savings by fiscal year 2027

 Fiscal Year 2025 Guidance  12  Metric  Guidance  Full Year Net Sales  $282 - $288 million  Med Tech Net Sales  10 – 12% YoY growth  Med Device Net Sales  1 – 3% YoY growth  Gross Margin  52 - 53%  Adjusted EBITDA  ($2.5) - $0 million  Adjusted EPS  ($0.38) – ($0.42)

 13  Auryon  Pursuing international expansion following our CE Mark  Increased penetration in the hospital setting in the U.S.  AlphaVac  Full commercial launch of PE indication in U.S. and CE Marked countries  Launch new products to refine and enhance usability  NanoKnife  Expect FDA approval for prostate by end of calendar year 2024  Commercial launch for prostate following approval  Pursuing a specific prostate CPT code to add clarity to the reimbursement pathway     Fiscal Year 2025 Catalysts  Announced a share repurchase program for up to $15 million of its outstanding common shares.

 Appendix  14

 Reconciliation of GAAP to Non-GAAP Pro Forma Results for the Consolidated Income Statements  15  (in thousands, except per share data)  (in thousands, except per share data)

 Reconciliation of GAAP to Non-GAAP Adjusted Net Loss and EPS  16  Reconciliation of Net Loss to Adjusted EBITDA  (in thousands, except per share data)  (in thousands, except per share data)

 Reconciliation of Non-GAAP Pro Forma Net Loss to Adjusted Pro Forma Net Loss and EPS  17  Reconciliation of Non-GAAP Pro Forma Net Loss to Adjusted Pro Forma EBITDA  (in thousands, except per share data)  (in thousands, except per share data)

 18  Detail of “Acquisition, Restructuring and Other Items, net”

 19  Reconciliation of GAAP to Non-GAAP Pro Forma Results for Sales and Gross Margin by Product Category  (in thousands)  (in thousands)